UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

ATLAS LITHIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41552	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Bahia, 2463, Suite 205

Belo Horizonte, MG 30160-012, Brazil

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ATLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2023, Marc Fogassa, the holder of one share of Series A Convertible Preferred Stock, representing a majority of the votes entitled to be cast at a meeting of the stockholders of the Company or to vote by written consent, acting by written consent elected Ambassador Roger Noriega, Marc Fogassa, Cassiopeia Olson, Esq., and Stephen R. Peterson, CFA as directors of the Company, to serve until his or her respective successor shall have been duly elected and qualified, or until his or her prior death, resignation or removal. Each director was serving as a director of the Company at the time of election. The election of the directors will be effective following our satisfaction of the provisions of Regulation 14C of the Securities Exchange Act of 1934, as amended.

Biographical information for each director, as well as a description of the committee membership of our directors, is described in Item 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 30, 2023 (the “Annual Report”), which disclosure is incorporated herein by reference.

Each non-employee director will continue to receive director compensation under the current director compensation program of the Company, described in Item 11 of the Annual Report, which disclosure is incorporated herein by reference.

Certain transactions between the Company and a director required to be disclosed pursuant to Item 404(a) of Regulation S-K, are described in Item 13 of the Annual Report and other filings the Company may make with the SEC from time to time, which disclosure is incorporated herein by reference.

Item 5.07 Submissions of Matters to a Vote of Security Holders.

The information set forth in Item 5.02 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS LITHIUM CORPORATION

Dated: June 1, 2023	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer